EXHIBIT 10.30

AMENDMENT NO. 3 TO MASTER REIMBURSEMENT AGREEMENT

THIS AMENDMENT NO. 3 TO MASTER REIMBURSEMENT AGREEMENT (this “Amendment No. 3”) amends that certain Master Reimbursement Agreement made and entered into as of June 1, 2001, by and among Fannie Mae, Mid-America Apartments, L.P. and Fairways-Columbia, L.P. (as amended, the “Master Reimbursement Agreement”) and is made and entered into as of March 2, 2004 by and among Fannie Mae, Mid-America Apartments, L.P. Mid-America Apartment Communities, Inc. and Mid-America Apartments of Texas, L.P. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Master Reimbursement Agreement.

RECITALS

WHEREAS, Fannie Mae, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. are parties to the Master Reimbursement Agreement;

WHEREAS, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. have requested and Fannie Mae has agreed to add three Additional Mortgaged Properties to the Collateral Pool;

WHEREAS, Fannie Mae, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. desire to amend the Master Reimbursement Agreement to add certain provisions and to add the following Additional Mortgaged Properties to the Collateral Pool: (a) Park at Hermitage Apartments in Davidson County, Tennessee, (b) Travis Station Apartments Project in Austin, Travis County, Texas, and (c) Stassney Woods Apartments in Austin, Travis County, Texas (the “2004 Additional Mortgaged Properties”);

WHEREAS, Mid-America Apartments of Texas, L.P. owns the Mortgaged Properties known as Stassney Woods Apartments and Travis Station Apartments;

WHEREAS, Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and Mid-America Apartments of Texas, L.P. (individually and collectively, “Borrower”) have each determined that being co-Borrowers under the Master Reimbursement Agreement is in each of their economic interests and each has received reasonable consideration for cross-collateralizing and cross-defaulting the Mortgaged Properties which are part of the Collateral Pool;

WHEREAS, Mid-America Apartments, L.P. and Mid-America Apartment Communities, Inc. have entered into a Contribution Agreement dated October 24, 2002, as amended, and the Borrower has entered into an amended and restated Contribution Agreement dated as of even date herewith;

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

WHEREAS, Prudential Multifamily Mortgage, Inc., a Delaware corporation (the “Lender”) has agreed to make a loan in the amount of $11,720,000 to Borrower pursuant to that certain Master Credit Facility Agreement dated as of the date hereof (the “Credit Agreement”) between Borrower and Lender, and Borrower has secured its obligations under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) by, among other things, granting in favor of Lender an interest in the second priority Reimbursement Mortgages on each of the 2004 Additional Mortgaged Properties known as Travis Station and Stassney Woods and a third priority Conventional Mortgage on the Additional Mortgaged Property known as Park at Hermitage;

WHEREAS, simultaneously with the closing of the issuance of the Bonds for the benefit of the 2004 Additional Mortgaged Properties, Fannie Mae has agreed to receive an assignment of Lender’s rights under the Credit Agreement and its interests under the related Reimbursement Mortgages, and to purchase a 100% participation interest in each loan made by Lender to Borrower under the Credit Agreement;

WHEREAS, the obligations of Borrower to Fannie Mae under the Credit Agreement and the related Loan Documents, the Master Reimbursement Agreement and the Reimbursement Security Documents shall be cross-defaulted and cross-collateralized;

WHEREAS, Fannie Mae and Borrower intend these Recitals to be a material part of this Amendment No. 3.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received at and before the execution hereof, the parties agree as follows:

AGREEMENTS

1.	Section 1.2 is hereby amended by adding the following defined terms:

“Amortization Period” means the period of 30 years.

“Conventional Mortgage” means the third priority Security Instrument (including all riders thereto) executed by Mid-America Apartments, L.P. in favor of Lender on the Mortgaged Property known as The Park at Hermitage and any other third party Security Instrument that may be executed in the future securing the obligations of the Borrower under the Credit Agreement and the Facility Note.

“Credit Agreement” means the Master Credit Facility Agreement dated as of March 2, 2004 between Borrower and Lender, as the same may be amended, modified, supplemented or restated from time to time.

“DMBS Loan” means a “Loan” (as such term is defined in the Credit Agreement).

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

“Facility Debt Service” means, as of any specified date, the amount of interest and principal amortization, during the 12 month period immediately succeeding the specified date, with respect to the DMBS Loans Outstanding on the specified date, except that, for these purposes, each DMBS Loan shall be deemed to require level monthly payments of principal and interest (at the Coupon Rate for the DMBS Loan) in an amount necessary to fully amortize the original principal amount of the DMBS Loan over the Amortization Period, with such amortization deemed to commence on the first day of the 12 month period;

“Facility Note” means the DMBS Discount Multifamily Note in the principal amount of $11,720,000 delivered by Borrower to Lender pursuant to the Credit Agreement.

“Lender” shall have the meaning given that term in the Credit Agreement.

“Loan Documents” shall have the meaning given that term in the Credit Agreement.

“2004 Additional Mortgaged Properties” means: (a) Park at Hermitage Apartments in Hermitage, Tennessee, (b) Travis Station Apartments Project in Austin, Texas, and (c) Stassney Woods Apartments in Austin, Texas.

2.          Section 1.2 is hereby amended by deleting the definition of “Aggregate Debt Service” in its entirety and replacing such definition with the following definition:

“Aggregate Debt Service” means, at any time, the sum of (i) the aggregate scheduled debt service for all the Loans for the applicable period, assuming that the scheduled debt service on each Loan is equal to interest at the applicable Underwriting Rate plus principal payments required to be made to the applicable principal reserve fund relating to such Loan and (ii) the Facility Debt Service for all DMBS Loans for the applicable period; provided, however, if the interest rate on any Note has been converted to a Fixed Rate, then the assumed scheduled debt service for such Loan shall be equal to interest at such actual Fixed Rate with respect to such Loan plus the Fee Component plus principal payments and all payments required to be made to each of the principal reserve funds relating to such Loan.

3.          Section 1.2 is hereby amended by deleting the definition of “Aggregate Loan to Value Ratio” in its entirety and replacing such definition with the following definition:

“Aggregate Loan to Value Ratio” means, for any specified date, the ratio of (expressed as a percentage) (a) the sum of the Facility Amount and DMBS Loans outstanding on the specified date to (b) the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

4.          Section 1.2 is hereby amended by deleting the definition of “Allocable Facility Amount” in its entirety and replacing such definition with the following definition:

“Allocable Facility Amount” means (i) during any period in which there is no Additional Collateral, in relation to each Mortgaged Property, an amount which equals (a) the sum of (x) the aggregate Outstanding principal amount of Bonds issued to finance such Mortgaged Property and (y) the portion of the Outstanding DMBS Loans allocated by Lender to such Mortgaged Property minus (b) the amount on deposit in the Principal Reserve Fund (without regard to earnings) relating to such Mortgaged Property or (ii) during any period in which Additional Collateral exists, in relation to each Mortgaged Property, an amount determined by Fannie Mae in its discretion.”

5.          Section 1.2 is hereby amended by deleting the definition of “Borrower Documents” in its entirety and replacing such definition with the following definition:

“Borrower Documents” means, collectively, the Bond Documents, the Mortgage Loan Documents, the Loan Documents and all other agreements, instruments or documents in connection with the Bonds, the Loans, the DMBS Loans, the Security Instruments, this Agreement, the Credit Agreement or the transactions contemplated thereby or hereby.”

6.          Section 1.2 is hereby amended by deleting the definition of “Commitment” in its entirety and replacing such definition with the following definition:

“Commitment” means one hundred (100) million dollars minus the outstanding principal amount of DMBS Loans.”

7.          Section 1.2 is hereby amended by deleting the definition of “Reimbursement Mortgages” in its entirety and replacing such definition with the following definition:

“Reimbursement Mortgages” means each second priority Security Instrument (including all riders thereto) executed by a Borrower in favor of Fannie Mae or, in the case of the 2004 Additional Mortgaged Properties known as Stassney Woods and Travis Station, in favor of Fannie Mae and Lender on each of the Mortgaged Properties securing the obligations of the Borrower under this Agreement, the Credit Agreement and the Facility Note, including, without limitation, the obligations under Article IV of this Agreement.”

8.          Section 1.2 is hereby amended by deleting the definition of “Reimbursement Security Documents” in its entirety and replacing such definition with the following definition:

“Reimbursement Security Documents” means, collectively, this Agreement, the Reimbursement Mortgages, the Hedge Documents, the Hedge Assignments, the Cash Management Agreement, the Ancillary Collateral Agreements, the Assignment of Management Agreement, the Pledge Agreements,

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

the Cash Collateral Agreement, the Letter of Credit, the Credit Agreement, the Facility Note, the Conventional Mortgage and any other documents executed by Borrower from time to time to secure any of Borrower’s obligations under this Agreement or the Loan Documents, title policies, UCC Fixture Filings and Financing Statements, as each such document, agreement or instrument may be amended, supplemented, modified or restated from time to time in accordance with its respective terms.”

9.          Section 1.2 is hereby amended by deleting the definition of “Underwriting Rate” in its entirety and replacing such definition with the following definition:

“Underwriting Rate” means 6.9861% for the Mortgaged Property known as Fairways Apartments, 6.9861% for the Mortgaged Property known as Post House North Apartments, 6.9861% for the Mortgaged Property known as Reflection Pointe Apartments, 6.258% for each of the Four Additional Mortgaged Properties, 6.22% for the Mortgaged Property known as Westbury Creek Apartment, 6.1746% for the Mortgaged Property known as Windridge Apartments, 6.13772% for the Mortgaged Property known as The Park at Hermitage, 6.29552% for the Mortgaged Property known as Travis Station Apartments and 6.26444% for the Mortgaged Property known as Stassney Woods Apartments.

10.        Section 6.2(c) is hereby amended by deleting such provision in its entirety and replacing it with the following:

“(c)     Release Price. The “Release Price” for each Mortgaged Property means (i) during the period Section 3.13(1) of this Agreement is in effect, the amount, if any, required to pay the outstanding principal of, interest on and premium relating to the Bonds issued to finance the Collateral Release Property and the portion of the Outstanding DMBS Loans allocated by Lender to such Collateral Release Property, so that, immediately after the release, the Coverage and LTV Tests will be satisfied and neither the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period will be reduced nor the Aggregate Loan to Value Ratio for the Trailing 12 Month Period will be increased as a result of such release and (ii) at all times after Section 3.13(1) of this Agreement is no longer in effect the greater of (1) 125% of the Allocable Facility Amount for the Mortgaged Property to be released and (2) the amount, if any, required to pay the outstanding principal of, interest on and premium relating to the Bonds issued to finance the Collateral Release Property and the portion of the Outstanding DMBS Loans allocated by Lender to such Collateral Release Property, so that, immediately after the release, the Coverage and LTV Tests will be satisfied and neither the Aggregate Debt Service Coverage Ratios for the Trailing 12 Month Period will be reduced nor the Aggregate Loan to

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

Value Ratio for the Trailing 12 Month Period will be increased as a result of such release. In addition to the Release Price, the Borrower shall pay to the Lender all associated prepayment premiums, the Termination Fee, the Termination Fee (as such term is defined in the Credit Agreement) and other amounts due under the Notes, this Agreement and the Credit Agreement. Notwithstanding the above, in lieu of paying all amounts owing on the Bonds issued to finance the Collateral Release Property (but not in lieu of paying the portion of the Outstanding DMBS Loans allocated by Lender to such Collateral Release Property), the Borrower may sell the Collateral Release Property to a Person who is not directly or indirectly owned, controlled or in any way otherwise affiliated with any Borrower or the Key Principal, or any General Partner or any affiliate or subsidiary of any Borrower, the Key Principal or any General Partner and replace Fannie Mae as credit enhancer and liquidity provider with a substitute entity or terminate Fannie Mae as the credit enhancer, if such enhancement is not necessary due to the rating of the purchaser so long as in each case either the substitute entity or purchaser has a long-term credit rating which is “A” or better by S&P and “A” or better by Moody’s. Notwithstanding the above, although Fannie Mae has no obligation to do so, it may, in its sole discretion, agree to provide credit enhancement and liquidity support for the Bonds relating to the Collateral Release Property on terms satisfactory to Fannie Mae in which case, in the event the Loan Servicer is the servicer for the Collateral Release Property no Termination Fee shall be owing as a result of the release (but any Facility Termination Fee shall be due and owing).”

11.        The additional provision added to Section 3.13(1) pursuant to Amendment No. 1 is hereby amended by deleting such provision in its entirety and replacing it with the following:

“Notwithstanding that the obligations under each Note and Bond Mortgage relating to the Four Additional Mortgaged Properties, the Two Additional Properties and the 2004 Additional Mortgaged Properties are not generally personal obligations of the Borrower and notwithstanding that Fannie Mae is a holder of such Notes, each Borrower agrees and acknowledges that the intent of the parties to this Agreement is that each Borrower is and shall remain, except as provided in Section 3.13(2), jointly and severally personally liable to Fannie Mae for the payment and performance of all Obligations throughout the term of this Agreement. Consequently, in the event that Fannie Mae becomes the sole holder of such Notes and Bond Mortgages, by its rights of subrogation or otherwise, any amounts owing to Fannie Mae under such Notes or Bond Mortgages shall be joint and several personal obligations of each Borrower. In addition, it is the intent of the parties that the non-recourse liability of the Borrowers under such Notes shall not in any manner or under any circumstances be interpreted or understood to contradict, undermine, negate or nullify that each Borrower is and shall remain, except as provided in Section 3.13(2), jointly and

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

severally personally liable to Fannie Mae for the payment and performance of all Obligations throughout the term of this Agreement.”

12.	Section 8.1 is hereby amended by adding a new paragraph (q) to read as follows:

“(q)       the occurrence of an “Event of Default” under and as defined in the Credit Agreement, the Conventional Mortgage or any other Loan Document.”

13.        Section 9.5(a) is hereby amended by deleting the notice address of Borrower in its entirety and replacing it with the following:

“As to the Borrower:

c/o Mid-America Apartment Communities, Inc.

6584 Polar Avenue

Suite 300

Memphis, Tennessee 38138

Attention:	Simon R.C. Wadsworth

Chief Financial Officer

Telecopy No.:	(901) 682-6667

with a copy to:

Bass, Berry & Sims PLC

The Tower at Peabody Place

100 Peabody Place

Suite 900

Memphis, Tennessee 38103-3672

Attention:	John A. Stemmler, Esq.
Telecopy No.:	(901) 543-5999”

14.        Schedules 2, 3, 4, 5 and 9 are hereby amended and restated in their entirety as set forth in Annex 1 attached hereto.

15.        By execution and delivery of this Amendment No. 3 by Fannie Mae, Fannie Mae hereby consents to the addition of the 2004 Additional Mortgaged Properties to the Fannie Mae Credit Facility as Additional Mortgaged Properties effective as of March 2, 2004 (the “Effective Date”).

16.        In connection with the addition of the 2004 Additional Mortgaged Properties to the Fannie Mae Credit Facility as Additional Mortgaged Properties, Borrower and Fannie Mae acknowledge and agree as follows in relation to such Additional Mortgaged Properties:

(a)	The Facility Fee shall be as follows:
(i) Credit Enhancement Rate shall be 57 basis points per annum.

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

(ii)	Principal Reserve Fund Rate shall be 15 basis points per annum.
(iii)	Loan Servicer’s Rate shall be 10 basis points.
(iv)	Liquidity Rate shall be 12.5 basis points.

(v)        Swap Credit Enhancement Rate shall be 15 basis points for the initial five-year Swaps purchased in connection with the 2004 Additional Mortgaged Properties and otherwise to be determined at the time of the purchase of a Swap.

(b)        Standby Fee shall be 15 basis points on any unused capacity of the Fannie Mae Credit Facility and/or the Fannie Mae Credit Facility expansion capacity.

(c)	Substitution Fee shall be 75 basis points.
(d)	Collateral Addition Fee shall be 75 basis points.
(e)	Release Fee shall be $15,000 per Collateral Release Property.
(f)	The Strike Rate shall be 6% for the Tax-Exempt Bonds.
(g)	The Hedge Rate shall be 6% for the Tax-Exempt Bonds.

(h)        The Underwriting Rate shall be 6.13772% for the Mortgaged Property known as The Park at Hermitage, 6.29552% for the Mortgaged Property known as Travis Station Apartments and 6.26444% for the Mortgaged Property known as Stassney Woods Apartments.

17.        Fannie Mae hereby waives the requirement of Section 17(a)(5) of the Reimbursement Mortgage and the Conventional Mortgage relating to the Mortgaged Property known as The Park at Hermitage that Borrower enter into a written contract for management of such Mortgaged Property, provided however, that

(a)        In the event that the Borrower should ever elect to employ an affiliate or third party management company for the management of the Mortgaged Property, the Borrower agrees that (i) the management company and the management agreement to be executed therewith are subject to the prior written approval of Fannie Mae, which approval may be granted or denied in Fannie Mae’s sole and absolute discretion and (ii) any such approved management company shall not receive a management fee greater than 4% of gross collected rents from the Mortgaged Property;

(b)        In the event that the Borrower should ever elect to contract with an affiliate or third party management company for the management of the Mortgaged Property, the Borrower agrees to execute (and to cause any such management company to execute) in favor of Fannie Mae an “Assignment of Management Agreement” on a form approved by Fannie Mae; and

(c)        Borrower acknowledges that Fannie Mae reserves the right, under the Loan Documents, to require independent, professional third party management of the Mortgaged Property if inadequate or at any time after the occurrence of an Event of Default. At any time after an Event of Default shall have occurred, Fannie Mae shall have the right either (i) to direct the Borrower to contract with a third party management company approved by Fannie Mae for

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

the management of the Mortgaged Property or (ii) to assume responsibility for the management of the Mortgaged Property, directly or through its designee. Promptly upon Fannie’s written request after the occurrence of an Event of Default, Borrower shall turn over to Fannie Mae all books and records relating to the Mortgaged Property (copies of which may be retained by Borrower, at Borrower's expense), together with such authorizations and letters of direction addressed to tenants, suppliers, employees, banks and other parties as Fannie Mae may reasonably require. Borrower shall cooperate with Fannie Mae in the transfer of management responsibilities to Fannie Mae or its designee.

18.        The Borrower covenants and agrees to protect, defend and save harmless Fannie Mae from all loss, costs and damages, including, without limitation, costs of demolition and restoration of the improvements located on the Mortgaged Property known as Stassney Woods and reasonable attorney’s fees and expenses, that Fannie Mae may suffer, expend or incur arising out of or in connection with the City of Austin’s exercise of any of its rights under that certain Easement dated March 5, 1987, recorded in Volume 10311, page 491 of the Real Property Records of Travis County, Texas and encumbering such Mortgaged Property.

19.        This Amendment No. 3 shall be construed, interpreted and enforced in accordance with, and the rights and remedies of the parties hereto shall be governed pursuant to, the provisions of Section 9.3 of the Master Reimbursement Agreement (entitled “Governing Law; Choice of Law; Consent to Jurisdiction; Waivers of Jury Trial”), which provisions are hereby incorporated into this Amendment No. 3 by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

20.        Except as herein expressly modified or amended, all terms and covenants, and provisions of the Master Reimbursement Agreement are hereby ratified and confirmed by the Borrower and Fannie Mae and remain in full force and effect.

21.	The Borrower represents and warrants to Fannie Mae as follows:

(a)        All representations and warranties set forth in the Master Reimbursement Agreement are true and correct as of March 2, 2004.

(b)        There exists no Event of Default or Potential Event of Default as of March 2, 2004.

22.        This Amendment No. 3 may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

[The Remainder of This Page Has Been Intentionally Left Blank.]

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be signed, sealed, and delivered by their duly authorized representatives as of the date first above written.

MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc., a Tennessee corporation, its sole General Partner

By: __________________________

Simon R. C. Wadsworth

Executive Vice President

MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation

By: __________________________

Simon R. C. Wadsworth

Executive Vice President

MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership

By:	MAC of Delaware, Inc., a Delaware corporation, its sole General Partner

By: __________________________

John A. Good

Assistant Secretary

S-1

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

FANNIE MAE

By:
Name:
Title:

S-2

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

ANNEX 1

(See attached schedules)

A-1

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 2

BONDS, ISSUERS AND MORTGAGED PROPERTIES

Bonds	Issuer	Mortgaged Property
$5,880,000 City of Flowood, Mississippi Variable Rate Multi-Family Housing Refunding Revenue Bonds, Series 2001 (Reflection Pointe Apartments Project)	City of Flowood, Mississippi	Reflection Pointe Apartments
$7,735,000 South Carolina State Housing Finance and Development Authority Multifamily Rental Housing Revenue Refunding Bonds (Fairway Apartments Project), Series 2001 A	South Carolina State Housing Finance and Development Authority	Fairways Apartments
$3,375,000 The Health, Educational and Housing Facility Board of the City of Jackson Multifamily Housing Revenue Refunding Bonds, Series 2001 (Post House North Apartments)	The Health, Educational and Housing Facility Board of the City of Jackson	Post House North Apartments
$7,000,000 Housing Finance Authority of Volusia County, Florida Multifamily Housing Revenue Refunding Bonds, Series 2002 (The Anatole Apartments)	Housing Finance Authority of Volusia County, Florida	The Anatole Apartments
$5,095,000 The Health, Educational and Housing Facility Board of the City of Jackson Multifamily Housing Revenue Refunding Bonds, Series 2002 (Post House Jackson Apartments)	The Health, Educational and Housing Facility Board of the City of Jackson	Post House Jackson Apartments
$6,805,000 Housing Finance Authority of Marion County, Florida Multifamily Housing Revenue Refunding Bonds, Series 2002 (Paddock Park Apartments)	Housing Finance Authority of Marion County, Florida	Paddock Park Apartments I
$10,800,000 Hampton Redevelopment and Housing Authority Variable Rate Demand Multifamily Housing Revenue Refunding Bonds (Township Apartments Project) Series 1998	Hampton Redevelopment and Housing Authority	Township Apartments

Schedule 2-1

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

$2,980,000 The Housing Authority of the City of Augusta, Georgia Variable Rate Demand Multifamily Housing Revenue Refunding Bonds, Series 2003A (Westbury Creek Apartments) and $500,000 Taxable Variable Rate Demand Multifamily Housing Revenue Bonds, Series 2003B (Westbury Creek Apartments)

	The Housing Authority of the City of Augusta, Georgia	Westbury Creek Apartments

$4,965,000 The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee Multifamily Housing Revenue Refunding Bonds, Series 2003A (Windridge Apartments) and $500,000 Taxable Multifamily Housing Revenue Refunding Bonds, Series 2003B (Windridge Apartments)

	The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee	Windridge Apartments
$6,645,000 The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County Multifamily Housing Revenue Refunding Bonds, Series 2004 (The Park at Hermitage Project)	The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County	The Park at Hermitage Apartments
$4,050,000 Austin Housing Finance Corporation Multifamily Housing Revenue Refunding Bonds, Series 2004A (Stassney Woods Apartments)	Austin Housing Finance Corporation	Stassney Woods Apartments
$3,585,000 Travis County Housing Finance Corporation Variable Rate Demand Multifamily Housing Revenue Refunding Bonds, Series 2004A (Travis Station Apartments)	Travis County Housing Finance Corporation	Travis Station Apartments

Schedule 2-2

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 3

FEE COMPONENT AND ONGOING FEES

I. INITIAL MORTGAGED PROPERTIES (Fairways Apartments, Post House North Apartments, and Reflection Pointe Apartments)
TYPE OF FEE[1]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) South Carolina State Housing Finance and Development Authority (Fairways Apartments)	(i) 0.25% of the principal amount of the Bonds Outstanding or (ii) $8,400	See definition of Issuer’s Fee in Indenture	Annually in monthly installments in advance
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House North Apartments)	None	Not applicable	Not applicable
(c) City of Flowood, Mississippi (Reflection Pointe Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) South Carolina State Housing Finance and Development Authority (Fairways Apartments)	3.3 basis points	See Section 2.5 of the Financing Agreement	Annually

Schedule 3-1

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

_________________________

1With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the three Initial Mortgaged Properties.

(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House North Apartments)	6.2 basis points	See Section 2.5 of the Financing Agreement	Annually
(c) City of Flowood, Mississippi (Reflection Pointe Apartments)	4.3 basis points	See Section 2.5 of the Financing Agreement	Annually
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually , payable quarterly in arrears on each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500 per year	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 3.3(1) of Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 3.3(1)(a) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 3.3(1)(b) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 3.3(1)(d) of Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-2

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

(d) Liquidity Rate	12.5 basis points	See Section 3.3(1)(d) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(e) Swap Credit Enhancement Rate	5 basis points for each initial Swap purchased in connection with the Initial Mortgaged Properties and otherwise to be determined at the time of the purchase of a Swap	See Section 3.3(1)(e) of Master Reimbursement Agreement	Payable prior to the 15th of each month

II. ADDITIONAL MORTGAGED PROPERTIES (October 24, 2002 Closing) (The Anatole Apartments, Paddock Park Apartments I, Post House Jackson Apartments, and Township Apartments)
TYPE OF FEE[2]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) Housing Finance Authority of Volusia County, Florida (The Anatole Apartments)	0.10% of the principal amount of the Bonds Outstanding	See definition of Issuer’s Fee in Indenture	Annually in arrears on each January 15, commencing January 15, 2003
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House Jackson Apartments)	None	Not applicable	Not applicable

Schedule 3-3

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

_________________________

2With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the Four Additional Mortgaged Properties.

(c) Housing Finance Authority of Marion County, Florida (Paddock Park Apartments I)	0.20% of the principal amount of the Bonds Outstanding	See definition of Issuer’s Fee in Indenture	Annually in arrears on each October 1 commencing October 1, 2003,
(d) Hampton Redevelopment and Housing Authority (Township Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) Housing Finance Authority of Volusia County, Florida (The Anatole Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House Jackson Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(c) Housing Finance Authority of Marion County, Florida (Paddock Park Apartments I)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(d) Hampton Redevelopment and Housing Authority (Township Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually

Schedule 3-4

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

5. FACILITY FEE		See Section 33 of Amendment No. 1 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	12.5 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-5

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

(e) Swap Credit Enhancement Rate

13 basis points for the five-year Swap purchased in connection with the Additional Mortgaged Property known as The Anatole Apartments and the five year Swap purchased in connection with the Additional Mortgaged Property known as Township Apartments and otherwise to be determined at the time of the purchase of a Swap

	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

III. ADDITIONAL MORTGAGED PROPERTIES (May 30, 2003 Closing) (Westbury Creek Apartments and Windridge)
TYPE OF FEE[3]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) The Housing Authority of the City of Augusta, Georgia (The Westbury Creek Apartments)	None	Not applicable	Not applicable
(b) The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee (Windridge Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) The Housing Authority of the City of Augusta, Georgia (The Westbury Creek Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15

Schedule 3-6

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

_________________________

3With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the Two Additional Mortgaged Properties.

(b) The Health Educational and Housing Facility Board of the City of Chattanooga, Tennessee (Windridge Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
3. REMARKETING AGENT FEE	12 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 11 of Amendment No. 2 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-7

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

(d) Liquidity Rate	12.5 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(e) Swap Credit Enhancement Rate

13 basis points for the five-year Swap purchased in connection with the Additional Mortgaged Property known as Windridge Apartments and the five year Swap purchased in connection with the Additional Mortgaged Property known as Westbury Creek and otherwise to be determined at the time of the purchase of a Swap

		See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

IV. ADDITIONAL MORTGAGED PROPERTIES (March 2, 2004 Closing) (The Park at Hermitage Apartments, Stassney Woods Apartments and Travis Station Apartments)
TYPE OF FEE[4]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE

Schedule 3-8

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

_________________________

4With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the 2004 Additional Mortgaged Properties.

(a) The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County (The Park at Hermitage Apartments)	None	Not applicable	Not applicable
(b) Austin Housing Finance Corporation (Stassney Woods Apartments)	The greater of (a) .0003 times the amount of Bonds Outstanding on January 1, (b) 12 times the number of units in the Project, or (c) $1,200 per year	Trust Indenture (definition of “Ordinary Issuer Monitoring Fees and Expenses”)	Annually, prorated and payable on each Interest Payment Date
(b) Travis County Housing Finance Corporation (Travis Station Apartments)	10 basis points	See definition of Issuer Fee in Indenture	Annually, prorated and payable on each Interest Payment Date
2. TRUSTEE FEE
(a) The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County (The Park at Hermitage Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
(b) Austin Housing Finance Corporation (Stassney Woods Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
(b) Travis County Housing Finance Corporation (Travis Station Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15

Schedule 3-9

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 16 of Amendment No. 3 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 16 of Amendment No. 3 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 16 of Amendment No. 3 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer's Rate	10 basis points	See Section 16 of Amendment No. 3 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	12.5 basis points	See Section 16 of Amendment No. 3 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-10

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

(e) Swap Credit Enhancement Rate

15 basis points for the five-year Swap purchased in connection with the 2004 Additional Mortgaged Properties known as The Park at Hermitage Apartments and Travis Station Apartments and otherwise to be determined at the time of the purchase of a Swap

	See Section 16 of Amendment No. 3 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-11

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 4

MORTGAGED PROPERTIES

INITIAL MORTGAGED PROPERTIES:

PROPERTY NAME	PROPERTY ADDRESS
Fairways Apartments	Columbia, South Carolina
Post House North Apartments	Jackson, Tennessee
Reflection Pointe Apartments	Flowood, Mississippi

ADDITIONAL MORTGAGED PROPERTIES (October 24, 2002 Closing):

Property Name	Property Address
The Anatole Apartments	Daytona Beach, Florida
Post House Jackson Apartments	Jackson, Tennessee
Paddock Park Apartments I	Ocala, Florida
Township Apartments	Hampton, Virginia

ADDITIONAL MORTGAGED PROPERTIES (May 30, 2003 Closing):

Property Name	Property Address
Westbury Creek Apartments	Augusta, Georgia
Windridge Apartments	Chattanooga, Tennessee

ADDITIONAL MORTGAGED PROPERTIES (March 2, 2004 Closing):

Property Name	Property Address
The Park at Hermitage Apartments	Hermitage, Tennessee
Travis Station Apartments	Austin, Texas
Stassney Woods Apartments	Austin, Texas

SUBSTITUTED MORTGAGED PROPERTIES:

Property Name	Property Address
None

Schedule 4-1

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 5

TERMINATION FEE

Any Termination Fee payable under Section 3.3(4) of the Master Reimbursement Agreement shall be equal to the following percentage of the unpaid principal balance of each Loan being prepaid as indicated below, or, in the case of a substitution of an Alternate Credit Facility for the Credit Enhancement Instrument, the unpaid principal balance of each Loan:

Fairways (Loan Originated June 15, 2001)
First Loan Year	5.904%
Second Loan Year	5.479%
Third Loan Year	5.024%
Fourth Loan Year	4.536%
Fifth Loan Year	4.014%
Sixth Loan Year	3.454%
Seventh Loan Year	2.855%
Eighth Loan Year	2.213%
Ninth Loan Year	1.525%
Tenth Loan Year	0.789%

Post House North (Loan Originated June 15, 2001)
First Loan Year	5.965%
Second Loan Year	5.531%
Third Loan Year	5.067%
Fourth Loan Year	4.571%
Fifth Loan Year	4.041%
Sixth Loan Year	3.475%
Seventh Loan Year	2.869%
Eighth Loan Year	2.222%
Ninth Loan Year	1.530%
Tenth Loan Year	0.791%

Reflection Pointe (Loan Originated June 15, 2001)
First Loan Year	5.970%
Second Loan Year	5.535%
Third Loan Year	5.071%
Fourth Loan Year	4.574%
Fifth Loan Year	4.044%
Sixth Loan Year	3.476%
Seventh Loan Year	2.870%
Eighth Loan Year	2.223%
Ninth Loan Year	1.530%
Tenth Loan Year	0.791%

Schedule 5-1

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

The Anatole (Loan Originated October 24, 2002)
First Loan Year	6.700%
Second Loan Year	6.200%
Third Loan Year	5.668%
Fourth Loan Year	5.102%
Fifth Loan Year	4.500%
Sixth Loan Year	3.861%
Seventh Loan Year	3.180%
Eighth Loan Year	2.457%
Ninth Loan Year	1.688%
Tenth Loan Year	0.870%

Paddock Park (Loan Originated October 24, 2002)
First Loan Year	5.766%
Second Loan Year	5.335%
Third Loan Year	4.877%
Fourth Loan Year	4.389%
Fifth Loan Year	3.871%
Sixth Loan Year	3.321%
Seventh Loan Year	2.735%
Eighth Loan Year	2.113%
Ninth Loan Year	1.451%
Tenth Loan Year	0.748%

Post House Jackson (Loan Originated October 24, 2002)
First Loan Year	5.815%
Second Loan Year	5.377%
Third Loan Year	4.911%
Fourth Loan Year	4.417%
Fifth Loan Year	3.893%
Sixth Loan Year	3.337%
Seventh Loan Year	2.747%
Eighth Loan Year	2.120%
Ninth Loan Year	1.455%
Tenth Loan Year	0.749%

Township (Loan Originated October 24, 2002)
First Loan Year	6.734%
Second Loan Year	6.228%
Third Loan Year	5.691%
Fourth Loan Year	5.121%
Fifth Loan Year	4.515%
Sixth Loan Year	3.872%
Seventh Loan Year	3.188%
Eighth Loan Year	2.462%
Ninth Loan Year	1.690%

Schedule 5-2

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

Tenth Loan Year	0.871%

Westbury Creek (Loan Originated May 30, 2003)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.557% 6.068% 5.548% 4.994% 4.406% 3.780% 3.114% 2.406% 1.653% 0.852%

Windridge (Loan Originated May 30, 2003)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.636% 6.139% 5.610% 5.049% 4.452% 3.818% 3.144% 2.429% 1.668% 0.859%

The Park at Hermitage (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.910% 6.389% 5.836% 5.250% 4.627% 3.966% 3.264% 2.520% 1.729% 0.890%

Schedule 5-3

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

Stassney Woods Apartments (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	5.779% 5.346% 4.886% 4.397% 3.877% 3.325% 2.738% 2.115% 1.452% 0.748%

Travis Station Apartments (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.859% 6.346% 5.800% 5.220% 4.604% 3.949% 3.252% 2.512% 1.725% 0.889%

SEE PARAGRAPH 11 OF THE NOTE FOR ALL TERMS AND CONDITIONS APPLICABLE TO PREPAYMENT OF THE LOAN. The Borrower may not have the right to prepay the Loan during certain periods. The Borrower may be required to pay more than the principal amount being prepaid, accrued interest and the Termination Fee. Special timing considerations may also apply.

Each Loan Year is a 12 month period ending on the day before an anniversary date of the Loan.

Schedule 5-4

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments

SCHEDULE 9

SCHEDULE OF DEPOSITS TO EACH PRINCIPAL RESERVE FUND

See attached schedules.

Schedule 9-1

Amendment No. 3 to

Master Reimbursement Agreement

Mid-America Apartments